Exhibit 10.1

THIS NOTE AND ANY SECURITIES ISSUABLE UPON THE PAYMENT HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

AMERICAN CARESOURCE HOLDINGS, INC.

SECURED PROMISSORY NOTE

Principal: $ [•]	[•], 2016

FOR VALUE RECEIVED, American CareSource Holdings, Inc., a Delaware corporation (the “Company”), promises to pay to [•] (“Lender”), or Lender’s registered assigns, the principal sum set forth above, or such lesser amount as shall equal the outstanding principal amount of this Secured Promissory Note (this “Note”), together with interest from the date of this Note on the unpaid principal balance as set forth herein.

The following is a statement of the rights of Lender and the conditions to which this Note is subject, and to which Lender, by the acceptance of this Note, agrees:

1.      Interest and Repayment.

(a)                Interest. Interest shall accrue at a rate equal to 6.0% per annum, computed on the basis of the actual number of days elapsed and a year of 365 days.

(b)               Repayment. Payment on this Note shall be made in immediately available funds, and shall be applied first to accrued interest and thereafter to the outstanding principal balance of this Note. Interest-only payments shall be due and payable on the first day of each calendar month beginning the first full month after the date of this Note. All outstanding principal and interest shall be due and payable on the date that is 18 months after the date of this Note (the “Maturity Date”). The outstanding balance of this Note may be prepaid by the Company in full or in part at any time without penalty.

2.      Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)                Failure to Pay. The Company shall fail to pay any interest payment or other payment required under the terms of this Note on the date due and such payment shall not have been made within five (5) business days of the Company’s receipt of written notice to the Company of such failure to pay; or

(b)               Breaches of Covenants. The Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note (other than those specified in Section 2(a)) and such failure shall continue for ten (10) business days after the Company’s receipt of written notice to the Company of such failure; or

(c)                Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) admit in writing its inability to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

(d)               Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any of its subsidiaries, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 45 days of commencement.

3.      Rights of Lender upon Default. Upon the occurrence of any Event of Default described in Sections 2(a) or 2(b), and at any time thereafter during the continuance of such Event of Default, Lender may, by written notice to the Company, declare all outstanding principal and interest to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence of any Event of Default described in Sections 2(c) or 2(d), immediately and without notice, all outstanding principal and interest shall become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence and during the continuance of any Event of Default, Lender may exercise any other right power or remedy granted to it or permitted to it by law, either by suit in equity or by action at law, or both.

4.      Note Delivery. Upon the Company’s satisfaction of all amounts due under this Note, Lender shall deliver the original of this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note) for cancellation, provided that Company shall be forever released from all its obligations and liabilities under this Note upon making such payment in full and this Note shall be deemed of no further force or effect, whether or not the original of this Note has been delivered to the Company for cancellation.

5.      Representations and Warranties of the Lender. Lender hereby represents and warrants to the Company as follows:

(a)                Securities Law Compliance. Lender has been advised that this Note has not been registered under the Securities Act of 1933, as amended (the “Act”) or any state securities laws and, therefore, cannot be resold unless it is registered under the Act and applicable state securities laws or (if this Note is deemed to be securities) unless an exemption from such registration requirements is available. Lender is aware that the Company is under no obligation to effect any such registration with respect to this Note or to file for or comply with any exemption from registration. If Lender is an entity, Lender has not been formed solely for the purpose of making this investment and is entering into the transaction contemplated by this Note for Lender’s own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Lender has such knowledge and experience in financial and business matters that Lender is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment, and is able to bear the economic risk of such investment for an indefinite period of time. Lender is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Act.

(b)               Access to Information. Lender acknowledges that the Company has given the Lender access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by Lender, and has furnished Lender with all documents and other information required for Lender to make an informed decision with respect to the purchase of the Note.

6.      Representations and Warranties of the Company. The Company hereby represents and warrants to the Lender as follows:

(a)                Organization, Good Standing, Qualification and Power. The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign entity in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business. The Company has all requisite corporate power to execute and deliver the Note and to carry out and perform its obligations hereunder and thereunder.

(b)               Authorization. All requisite corporate action has been taken on the part of the Company necessary for the authorization of the Note and the execution, delivery and performance of all obligations of the Company under the Note.

7.      Security.

(a)                Security Interest. As security for the Company’s payment and performance under this Note, the Company hereby grants to Lender a security interest in all of the Company’s assets including the following (collectively, the “Collateral”): (a) machinery, tools, equipment, furniture, furnishings and fixtures, of every kind and nature, movable or immovable, wherever located and whether now or hereafter existing, and all parts thereof and replacements, additions, improvements and accessions thereto; (b) accounts, deposit accounts, accounts receivable, chattel paper (whether tangible or electronic), records, documents (whether negotiable or non-negotiable), instruments (whether negotiable or non-negotiable), investment property and other obligations owed to the Company of any kind, whether or not evidenced by an instrument or chattel paper, and whether or not such asset has been earned by performance, whether now or hereafter existing, (c) contract rights and general intangibles, both now owned and hereafter acquired, and (d) all proceeds from any of the items listed in clauses (a)-(c) of this subsection. The Company hereby authorizes Lender to file any financing statement or other evidence of the security interest granted in this Section 7. The Company shall promptly execute and deliver, at its sole cost and expense, all financing statements, instruments and other documents, and take all further action that Lender may reasonably request from time to time to perfect and protect the security interest created herein.

(b)               Prior Liens. Notwithstanding the foregoing, Lender acknowledges that the liens in, on or with respect to the Collateral granted by Borrower in this Note are expressly subordinated and made junior in right, priority, operation and effect to any and all liens granted to (and not released by) any other creditor prior to the date of this Note, including without limitation, to the liens of Wells Fargo Bank, N.A.. Such subordination shall be effective irrespective of the time, order or method of creation, attachment or perfection of any such prior liens granted in favor of the applicable creditors or of any defect or deficiency or alleged defect or deficiency in any such prior lien.

8.      Miscellaneous.

(a)                Successors and Assigns; Transfer of this Note. The rights and obligations of the Company and Lender shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties; provided that neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Lender.

(b)               Waiver and Amendment. Any provision of this Note may be amended, waived or modified only upon the written consent of the Company and Lender.

(c)                Broker or Finders Fee. Each of the Company and Lender hereby represents and warrants to the other party that it has not incurred, and will not incur, directly or indirectly, as a result of any action taken by it or its agents, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the issuance of this Note or any of the transactions contemplated hereby.

(d)               Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth on the signature pages to this Note, or at such other address or facsimile number as the Company shall have furnished to Lender in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being deposited with an overnight courier service of recognized standing or (iv) four days after being deposited in the U.S. mail, first class with postage prepaid.

(e)                Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

(f)                Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

(g)                Waiver of Jury Trial. By acceptance of this Note, Lender hereby agrees and the Company hereby agrees to waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Note.

(h)               Counterparts. This Note may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Note.

(Signature Page Follows)

The Company has caused this Note to be issued as of the date first written above.

AMERICAN CARESOURCE HOLDINGS, INC.

By:
	Name:	Adam S. Winger
	Title:	President & CEO

Address:	GoNow Doctors
55 Ivan Allen Jr. Blvd, Suite 510
Atlanta, Georgia 30309

LENDER

If Individual:

Sign:

Print: [•]

If Entity:

By:

Name:

Title:

Address: